Exhibit 99.2

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED Second Quarter 2026 Earnings & Corporate Update Liquidia Corporation August 12, 2026

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 2 Forward-looking statements This presentation may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related submission contents and timelines, the timelines or outcomes related to patent litigation with United Therapeutics in the U.S. District Court for the District of Delaware and U.S. District Court for the Middle District of North Carolina, or other litigation between Liquidia and United Therapeutics or others, including rehearings or appeals of decisions in any such proceedings, the issuance of patents by the USPTO and our ability to execute on our strategic or financial initiatives, our estimates regarding future expenses, capital requirements and needs for additional financing, and potential revenue and profitability of YUTREPIA involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. Our ability to maintain YUTREPIA’s approval and to continue commercialization of YUTREPIA remain subject to ongoing litigation in which United Therapeutics is seeking injunctive relief, which could block our ability to continue to sell YUTREPIA for one or both of PAH and PH-ILD. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our filings with the SEC, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 3 Use of Non-GAAP Financial Information To supplement our financial results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this presentation includes certain non-GAAP financial measures, such as Adjusted EBITDA. We believe the use of such non-GAAP financial measures provides investors with additional insight into our operational performance. While we compute non-GAAP financial measures using a consistent method from quarter to quarter and year to year, we may consider whether other significant items that arise in the future should be excluded from our non-GAAP financial measures. Adjusted EBITDA is a non-GAAP measure that represents net income for the period before the impact of interest income, interest expense, other income and expense, income taxes, depreciation and amortization, and certain items that impact comparison of the performance of our business either period-over-period or with other businesses. Adjusted EBITDA should not be considered in isolation or as a substitute to net income or any other measure of financial performance calculated and presented in accordance with GAAP. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner as we calculate these measures. For a reconciliation of such non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table titled “Reconciliation of Non-GAAP Financial Information” below.

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 4 YUTREPIA continues to lead growth of the inhaled prostacyclin market As of July 31, 2026 900 2,000 2,800 3,600 4,500 5,900 0 550 1,500 2,200 2,900 3,750 5,000 6/3 8/8 10/30 12/31 2/28 4/30 7/31 New Prescriptions New Patient Starts % conversion rate prescription to patient start for Rx’s remains steady 85%+ More than 5,000 Approx. 5,900 Cut-off dates for patient reporting used in public disclosures Source: Press Release August 12, 2026, https://liquidia.com/investors/press-releases ~1,100 prescribers referred patients for YUTREPIA adding to breadth and depth ~30% of prescribers with 5+ referrals Launch

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 5 0.0 26.5 53.0 79.5 106.0 132.5 159.0 185.5 212.0 238.5 265.0 291.5 318.0 344.5 371.0 397.5 424.0 Week 8 n=51 Week 16 n=43 Week 24 n=40 YUTREPIA has raised the bar for inhaled dose range Data from ASCENT Cohort A (PH-ILD) *Tyvaso breaths-per-session (bps) comparable dosing is a normalization used to compare dosing across treprostinil products with different delivery frequencies and administration methods. Tyvaso is dosed by inhaled breath, with each breath delivering 6 mcg of treprostinil; total daily exposure is calculated as breaths per session × sessions per day (4x daily). To enable comparison across products with different dosing regimens (e.g., twice-daily, once-daily), we translate each product's total daily dose into the number of Tyvaso breaths that would deliver a similar exposure. Comparable Tyvaso bps exposure reflects total daily exposure and is not a measure of breath count, delivery mechanism, or device design across products. Tyvaso® is a registered trademark of United Therapeutics Corporation.; Liquidia data on file 48 45 42 39 36 33 30 27 24 21 18 15 12 9 6 3 0 78% > 132.5 74% >132.5 31% >132.5 median ≈ Comparable dose to Tyvaso® bps QID LIQ861 μg dose QID Dose range at Week Visit Change in 6-Minute Walk Distance (6MWD) Simplified Cough Score at Week Visit Week 8: Sallee S, et al. Poster #1037. PHPN Symposium; 2025; Seattle, WA.; Week 16: Kolaitis NA. Oral presentation. Presented at: CHEST Annual Meeting; 2025; Chicago, Illinois; Week 24: Saggar R, et al. Poster #83. PVRi Annual World Congress; 2026; Dublin, Ireland Patients quickly titrated above ~15 bps.* Median 𝚫𝚫6MWD continued to increase Cough scores essentially unchanged median median +41.0 +31.5 +21.5 0 20 40 60 Week 8 n=49 Week 16 n=41 Meters Week 24 n=37 Mean 24.3 ± 30.5 Mean 30.2 ± 36.1 Mean 39.6 ± 45.0 1.3 1.3 1.3 1.2 1.4 1.1 0 1 2 3 BL Wk 8 BL Wk 16 BL Wk 24

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 6 L606 is raising the bar further for inhaled dose range Data from Ph3 U.S. Open Label (PAH, PH-ILD) *Tyvaso breaths-per-session (bps) comparable dosing is a normalization used to compare dosing across treprostinil products with different delivery frequencies and administration methods. Tyvaso is dosed by inhaled breath, with each breath delivering 6 mcg of treprostinil; total daily exposure is calculated as breaths per session × sessions per day (4x daily). To enable comparison across products with different dosing regimens (e.g., twice-daily, once-daily), we translate each product's total daily dose into the number of Tyvaso breaths that would deliver a similar exposure. Comparable Tyvaso bps exposure reflects total daily exposure and is not a measure of breath count, delivery mechanism, or device design across products. Tyvaso® is a registered trademark of United Therapeutics Corporation.; Liquidia data on file median L606 dose range at Week 48 Visit Most common TEAEs (≥10%) thru Week 48* Median change from baseline in 6MWD Liquidia data on file; 2025.10.29 LQDA RD Day webcast updatedv2.pdf (Oct 28, 2025) 90%+ dosing well above historical target L606 may be most tolerable treprostinil to date Durable response in ∆6MWD at peak & trough median median +22.5 +24.3 0 10 20 30 40 Meters Mean 23.6 ± 57.8 Mean 29.4 ± 64.4 Week 48 n=24 Week 48 n=24 n=28 patients TEAE* L606 Related % n % n Cough 32.1 9 14.3 4 Dyspnea 28.6 8 3.6 1 Fatigue 21.4 6 3.6 1 Dizziness 21.4 6 3.6 1 Nausea 10.7 3 3.6 1 Pruritis 10.7 3 3.6 1 4% 25% 50% 21% Week 48 n=24 >= 30 bps ~16-29 bps ~9-15 bps ~3-8 bps 210 μg L606 BID 71% >210 μg L606 ~14-15 bps QID comparable Trough Peak Baseline 6MWD for all participants (n=28) = 395.5 m Trough 6MWD conducted in morning of visit; Peak 6MWD conducted within 90-120 minutes after administering clinically observed dose L606 comparable doses to Tyvaso bps 4x daily*

10 studies on-going, recruiting, or initiating within the next year

Program	Phase II	Phase III	Phase IV	Diseases	Name	Objective	Status
LIQ861* (treprostinil) inhalation powder 4x daily, DPI			NCT06129240	**PH-ILD**	*ASCENT Cohort B*	Safety & efficacy of transitioning from Tyvaso®, Tyvaso DPI® to YUTREPIA	Recruiting
			NCT07759804	**PAH**	*LTI-403*	Safety and feasibility of transitioning from oral selexipag to YUTREPIA	Initiate Q3'26
*FDA approved LIQ861 to treat PAH and PH-ILD using brand name YUTREPIA® (treprostinil) inhalation powder				**PAH**	*SPRINT*	Hemodynamic study of high doses of YUTREPIA	Initiate Q4'26
				PAH	*TRANSITION-PAH*	Safety and efficacy of transitioning from IV/SC treprostinil to YUTREPIA on background sotatercept	Initiate 1H'27
				PAH	*TRECOR*	PD effect on RV hemodynamics by continuous wireless telemetric pressure monitoring	Initiate 1H'27
				PH-COPD	*LTI-306*	Safety and efficacy in placebo-controlled RCT	Initiate 2H'27
				PPF, IPF		Safety, efficacy and dose titration	Initiate 1H'27
	NCT07748000			**SSc-RP**	*RE-WARM*	Safety, tolerability and PD in dose-finding study	Initiate 4Q'26
L606 treprostinil liposome inhalation suspension 2x daily, nebulizer		NCT04691154		**PAH, PH-ILD**	*PBI L606p3*	Safety and efficacy in U.S. based study	On-going
		NCT07285655		**PH-ILD**	*Re-Spire*	Safety and efficacy in global, placebo-controlled RCT	Recruiting
				PAH	*TRECOR*	PD effect on RV hemodynamics by continuous wireless telemetric pressure monitoring	Initiate 1H'27

Pulmonary Arterial Hypertension (PAH), Pulmonary Hypertension associated with Interstitial Lung Disease (PH-ILD), Pulmonary Hypertension associated with Chronic Obstructive Pulmonary Disease (PH-COPD) Systemic Sclerosis-associated Raynaud's Phenomenon (SSc-RP), Idiopathic Pulmonary Fibrosis (PPF), Progressive Pulmonary Fibrosis (PPF), Pharmacodynamics (PD), Randomized Controlled Trial (RCT), Dry Powder Inhaler (DPI); Right Ventricle (RV); Tyvaso® and Tyvaso DPI® are registered trademarks of United Therapeutics Corporation

Liquidia

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED

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©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 8 Exited Q2 2026 at a ~$682M annualized net product sales run-rate $51.7 $10.1 -$3.5 $157.5 $90.1 $27.3 $14.6 $190.4 $129.9 $71.2 $52.9 $222.8 $170.4 $96.3 $74.7 $284.2 Net Product Sales Adjusted EBITDA* Net Income Cash Balance $ millions (M) Q3 2025 Q4 2025 Q1 2026 Q2 2026 *Non-GAAP financial measure. See definition and full reconciliation on slide 10 or in our earnings press release at https://liquidia.com/investors/press-releases. Growing profitability over last 4 quarters +31% Q2/Q1 +35% Q2/Q1 +$78.2M in 12 mo. +$127M in 12 mo.

Second quarter 2026 highlights

LEADING CATEGORY GROWTH

$170.4M net product sales

+31% Q/Q growth in Q2 2026 from Q1 2025

- ~5,900 unique patient prescriptions through 31-Jul
- More than 1,100 prescribers
- 30% of physicians prescribing to ≥5 patients through 31-Jul

BROADENING THE FRANCHISE

10 studies

On-going, recruiting or planned clinical studies in 2026 & 2027

- Recruiting ASCENT Cohort B Tyvaso Transitions (PH-ILD)
- Enrolling Phase 3 Re-Spire globally (PH-ILD)
- Advancing IPF/PPF, PH-COPD, SSc-Raynaud's programs

SELF-FUNDED INVESTMENT

$96.3M adj. EBITDA*

4th consecutive quarter of Increasing profitability

- $284.2M ending cash up $61.4M from 1Q'2026

*Non-GAAP financial measure. See definition and full reconciliation on slide 12 or in our earnings press release at https://liquidia.com/investors/press-releases.

Liquidia
©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED
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©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 10 Scott Moomaw Chief Commercial Officer Rajeev Saggar Chief Medical Officer Dr. Roger Jeffs Chief Executive Officer Michael Kaseta COO & CFO Russell Schundler General Counsel Q&A session

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 11 Key financial metrics Select Consolidated Statements of Operations Data Three Months Ended in thousands 6/30/26 6/30/25 Product sales, net $170,382 $6,517 Service revenue, net 1,297 2,320 Total revenue 171,679 8,837 Cost of product sales 10,759 205 Cost of service revenue 791 1,292 R&D 17,184 6,021 SG&A 57,428 38,824 Total Costs and Expenses 86,162 46,342 Operating Income (Loss) $85,517 $(37,505)

©2026 LIQUIDIA CORPORATION ALL RIGHTS RESERVED 12 Reconciliation of Net Income to Adjusted EBITDA Three months ended (unaudited, in thousands) Adjusted EBITDA is a non-GAAP measure. See definition and full reconciliation in our earnings press release at https://liquidia.com/investors/press-releases. June 30, 2026 Mar 31, 2026 Dec 31, 2025 Sept 30, 2025 Net income $74,722 $52,862 $14,555 $(3,533) Interest expense, net 3,820 4,722 5,232 5,300 Income tax expense 6,975 3,920 – – Depreciation & amortization 400 497 321 476 EBITDA $85,917 $62,001 $20,108 $2,243 Stock-based compensation 10,370 9,217 7,206 7,899 Adjusted EBITDA $ 96,287 $71,218 $27,314 $10,142